Note: Confidential treatment requested. Exhibit omits information that has been filed separately with the Securities and Exchange Commission.


                               RESEARCH AGREEMENT

         THIS RESEARCH AGREEMENT is effective this 1st day of July, 1996, by and between OSTEX INTERNATIONAL, INC., a Washington corporation, having its principal place of business at 2203 Airport Way South, Suite 400, Seattle, Washington 98134 ("Ostex"), and the UNIVERSITY OF WASHINGTON, having its principal office at Seattle, Washington 98195 ("University").

                                    RECITALS

         A. Ostex has an ongoing interest in research technology (including inventions, processes, formulae and the like, whether or not patentable, and property eligible for copyright protection) for measuring the rate of human tissue resorption based on the quantitation of specific marker peptides derived from cross-linking sequences in collagen, entitled "Molecular Markers of Connective Tissue Degradation," as more particularly described in that certain proposal attached as EXHIBIT A (the "Technology");

         B. The Technology has been assigned by the University to the Washington Research Foundation ("WRF") pursuant to Section 3.3 of that certain Technology Administration Agreement, dated January 1, 1985, between the University and WRF, as amended (the "UW Agreement"). Pursuant to that certain Restated Exclusive License Agreement between Ostex and WRF, effective June 29, 1992, as amended (the "Exclusive License Agreement"), WRF granted Ostex an exclusive, worldwide license to make, have made, assign, sublicense, lease, develop, enhance, modify, produce, reproduce, demonstrate, market, promote, sell, distribute, use, exploit and otherwise commercialize and prepare derivations of the Technology;

         C. Ostex entered into a Research Agreement dated July 26, 1989 and amended November 1, 1992 pursuant to which initial funding was provided by Ostex for research with respect to the Technology;

         D. It is in the mutual interest of Ostex and University that research be continued with respect to the Technology, in accordance with a research program to be conducted and funded pursuant to this Agreement (the "Research Program"); and

         E. Ostex is willing to fund the conduct of the Research Program, at and through the University of Washington, Department of Biological Structure, and the University desires to obtain such funding, all subject to and in accordance with the terms of conditions set forth in this Agreement.

                                   AGREEMENTS

         In consideration of the covenants and promises contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       SCOPE/SCHEDULE

         The Research Program shall be conducted in accordance with the Research Proposal attached hereto as EXHIBIT A and made a part hereof, or mutually agreeable written modifications thereof. The Research Program shall be carried out during the Program Period (as defined below), unless sooner terminated or extended as herein provided.

         2.       PROGRAM PERIOD

         The Program Period shall be from XXXXXXXXXXXXXXXXX, and it may be extended by mutual written consent of the parties not less than thirty (30) days prior to the termination of the then current Program Period.

         3.       OSTEX'S PRINCIPAL OBLIGATIONS

         Ostex shall pay University a total of XXXXXXXXXXXXXXX to cover all direct and indirect costs of the Research Program asset forth in the Budget included in the Research Proposal attached hereto as EXHIBIT A and incorporated herein.

         4.       PAYMENT

         Ostex will provide University funds for the costs of the research performed under this Agreement as specified in the Budget. Ostex shall pay University as follows upon receipt of invoices from University:

            PAYMENT                   DATE                 AMOUNT

              1                                  XXXX                  XXXX
              2                                  XXXX                  XXXX
              3                                  XXXX                  XXXX
              4                                  XXXX                  XXXX
              5                                  XXXX                  XXXX
              6                                  XXXX                  XXXX
              7                                  XXXX                  XXXX
              8                                  XXXX                  XXXX
              9                                  XXXX                  XXXX
              10                                 XXXX                  XXXX
              11                                 XXXX                  XXXX
              12                                 XXXX                  XXXX

                                                 Total                 XXXX

University will submit its customary statement of expenses incurred under this Agreement within thirty (30) days after the end of each six-month period.

         5.       PRINCIPAL INVESTIGATOR

         For the purpose of this Agreement and pursuant to University policy, David R. Eyre is designated the Principal Investigator ("Principal Investigator") who shall be responsible for direction and content of the Research Program, including budgeting and revisions to the Budget necessary to accomplish the Research Program. Should the Principal Investigator leave the University or otherwise become unavailable during the Program Period, University may nominate a replacement. If Ostex does not accept the replacement, the Research Program and Budget may be modified to reflect a reduced scope of work or terminated on sixty (60) days' notice at the option of Ostex unless an arrangement acceptable to Ostex can be made to subcontract with the departed
Principal Investigator or his new institution to continue the work on the Research Program.

         6.       CONFIDENTIALITY

         Neither  party  shall  furnish  any  confidential   and/or  proprietary
information of a third party to the other party in connection with this Agreement. Any such information which either party wishes to furnish to the other party shall be the subject of a separate confidentiality agreement between the parties.

         7.       DATA REPORTS AND FACILITIES

                  7.1 University shall, in accordance with established University practice, keep complete, accurate, and authentic accounts, notes, data, and records of the work performed under this Agreement and shall provide Ostex with semi-annual reports within thirty (30) days following the end of each six-month period commencing on the date of this Agreement. University shall also submit to Ostex a written comprehensive final report within ninety (90) days of termination of the Research Program.

                  7.2  At  the  discretion  and  convenience  of  the  Principal
Investigator, during the course of the Research Program, Ostex's representatives and others designated by Ostex may be present as observers while various tests, inspections and other aspects of the Research Program are being conducted. Ostex's representatives may consult informally with the Principal Investigator regarding the Research Program both personally and by telephone. Further, Ostex, at its expense, shall have the right to send one Ostex employee to work and be trained at the Department of Orthopedics at the University. University acknowledges and agrees that the Principal Investigator may serve as a member of the board of directors and/or as a consultant (but not an officer) of Ostex during the term of this Agreement.

                  7.3 From its own resources and those provided under this Agreement, University agrees to make available laboratory facilities and equipment for the Research Program.

         8.       INVENTION RIGHTS

                  8.1 University acknowledges and agrees that (i) all Technology made, developed or conceived on or before the date of this Agreement has been assigned to WRF pursuant to Section 3.3 of the UW Agreement, and no commitments have been made with respect to such Technology pursuant to Section 3.2 of the UW Agreement, (ii) all Technology made, developed or conceived after the date of this Agreement will be submitted to WRF pursuant to Section 3.1 of the UW Agreement, (iii) no commitment will be made pursuant to Section 3.1 of the UW Agreement with respect to Technology made, developed or conceived after the date of this Agreement unless Ostex agrees to such commitment in writing, and (iv) University shall not terminate, amend, waive or enforce the UW Agreement (or any rights or obligations thereunder) in any manner that could adversely affect Ostex's rights under this Agreement unless Ostex agrees in writing to such termination, amendment, waiver or enforcement.

                  8.2 University shall have no right, title or interest in any Technology made, developed or conceived by employees or consultants of Ostex entirely without use of University facilities.

         9.       PUBLICATION

         University will be free to publish the results of research conducted under this Agreement within a reasonable period of time. University will provide copies of manuscripts to Ostex prior to their submission for publication or their presentation. In order to full protect the rights of University and Ostex, any contemplated publication or other dissemination containing details of an invention, whether or not patentable, will be withheld until a patent application is filed or other appropriate steps to protect commercial value have been completed. Such withholding shall be kept to a minimum and will not exceed six (6) months, except by mutual agreement between Ostex and University.

         10.      INDEMNIFICATION

         University and Ostex each agree to indemnify and to hold harmless the other party from damage to persons or property resulting from any act or omission on the part of itself, its employees, its agents, or its officers.

         11.      NOTICES

         Whenever any notice is to be given hereunder, it shall be in writing and shall be deemed received, if delivered by courier on a business day, on the day delivered, or on the fifth business day following mailing, if sent by first-class, certified or registered mail, postage prepaid, to the following addresses:

         University:                Director, Grant and Contract Services
                                    3935 University Way N.E., JM-24
                                    Seattle, Washington  98195

         Ostex:                     Ostex International, Inc.
                                    2203 Airport Way South, Suite 301
                                    Seattle, Washington  98134

         12.      TERMINATION

                  12.1 This Agreement may be terminated by University at any time or by Ostex at any time on or after XXXXXXXX. Sixty (60) days' prior written notice is needed from one party to the other if either party determines, in its discretion, that the Research Program is no longer academically, technically or commercially feasible. Upon receipt or delivery of such notice of termination, University shall exert its best efforts to limit or terminate any outstanding financial commitments for which Ostex is to be liable, and Ostex shall reimburse University (to the extent not previously paid) for all costs incurred by it for the Research Program, including, without limitation, all uncancellable obligations. University shall furnish, within sixty (60) days of the effective date of termination, a final report of all costs incurred and all funds received and shall reimburse Ostex for payments which may have been advanced in excess of total costs incurred with no further obligations to Ostex.

                  12.2 Notwithstanding paragraph 12.1, in the event that either party shall be in default of any of its obligations under this Agreement and shall fail to remedy such default within thirty (30) days after written notice thereof, the party not in default shall have the option of terminating this Agreement by giving written notice of termination to the defaulting party.

                  12.3 Termination of this Agreement shall not affect the rights and obligations of the parties accrued prior to termination or the rights and obligations set forth in Article 8.

         13.      WARRANTS AND COVENANTS BY UNIVERSITY

                  13.1 University hereby warrants that it has the right and authority to enter into this Agreement and that the representatives whose signatures appear hereunder are duly authorized by University to enter into this Agreement on behalf of University.

                  13.2 University covenants that it will not knowingly enter into agreements with any industrial and/or commercial funding source other than Ostex inconsistent with its obligations under this Agreement.

         14.      APPLICABLE LAW

         This Agreement shall be governed by the laws of the State of Washington.

         15.      ARBITRATION AND JURISDICTION

                  15.1 At the request of either party, any controversy, claim, or dispute arising out of or relating to any provision of this Agreement shall be settled by arbitration to be conducted in Seattle, Washington. Such arbitration shall be in accordance with the rules applied by the American Arbitration Association. Judgment upon any award rendered through arbitration may be entered into any court of competent jurisdiction.

                  15.2 Ostex and University agree to submit to jurisdiction in Seattle, Washington.

         16.      PARTIES BOUND

         This Agreement, including the indemnification provisions, shall be binding upon and inure to the benefit of the parties hereto, their respective successors, assigns, legal representatives and heirs. Ostex may assign this Agreement to any successor to all or substantially all of the assets and business of Ostex. This Agreement shall not otherwise be assignable by either party without the prior written consent of the other party.

         17.      NO ORAL MODIFICATION

         No change, modification, extension, termination or waiver of this Agreement, or any of the provisions herein contained, shall be valid unless made in writing and signed by duly authorized representatives of the parties hereto.

         18.      SURVIVORSHIP

         Sections 8 and 9 of this Agreement shall survive any expiration or termination of this Agreement.

         19.      USE OF NAMES

         Neither party will use the name of the other party or its employees in any advertisement, press release or publicity with respect to the Technology without the prior written approval of the other party. University shall have the right to acknowledge Osteonix's support of the research performed under this Agreement in scientific publications and other scientific communications.

         IN WITNESS WHEREOF, the undersigned have entered into this Agreement as of the date first set forth above.

UNIVERSITY:                                          OSTEX:

By   /S/ DONALD W. ALLEN                    By       ROBERT J. GLASER
     -------------------------------                 ----------------
     Donald W. Allen, Director                       Robert J. Glaser, COO
     Grant and Contract Services

Date:    11/21/96                                    Date:    10/23/96

                            University of Washington

                            Seattle, Washington 98105

To:                                 Ostex International, Inc.

Type of Support Requested: Research Grant (continuation)

Title of Project:                   Molecular Markers of Connective Tissue
                                    Degredation

Principal Investigator:             David R. Eyre

Amount Requested:                   XXXXXX (including indirect costs)

Funding Period;                     XXXXXXXXXX

University office to be             Grant & Contract Services
contacted regarding                 3935 University Way NE, Box 355754
negotiation of award:               Seattle, Wa 98195
                                    Tel: 206-543-4043

Official authorized to

give University approval:                   /S/ DONALD W. ALLEN
                                            -------------------------
                                            Donald W. Allen, Director

                            Grant & Contract Services

                                RESEARCH PROPOSAL

Title:                        Molecular Markers of Connective Tissue Degradation

Funding Period:               XXXXXXXXXXXXXXXXXX

PI:                                 David R. Eyre
                                    Orthopaedic Research Laboratories
                                    University of Washington

                                    Box 356500
                                    Seattle, WA 98195-6500

Sponsor:                            Ostex International, Inc.
                                    H. Raymond Cairncross
                                    Chairman and CEO
                                    2203 Airport Way South
                                    Seattle, WA 98134

SUMMARY

This is a continuation research proposal for an existing project, "Molecular Markers of Connective Tissue Degredation", funded from July 1, 1989 to the present.XXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
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XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
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XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

                                                                  BUDGET
                              Molecular Markers of Connective Tissue Degradation
                                                 (continuation project, XXXX)

XXXXXXXXXXXX

Personnel                       Position        Effort     Salary  Fringe  Total
--------------          -----------             -------    ------  ------ ------
Lynne Atley, Ph.D.      Post-doctoral fellow    100%       XXX     XXX     XXX
Michael Harkey, Ph.D.   Research Associate      50%        XXX     XXX     XXX
MaryAnn Weis, B.S.      Manager-Research        25%        XXX     XXX     XXX
Ping Shao, B.S.         Res. Technologist       100%       XXX     XXX     XXX
Kristin Vosberg, B.S.   Res. Technologist       100%       XXX     XXX     XXX
Layne Norland, D.V.M.   Graduate Student        100%       XXX     XXX     XXX
                        Secretary               30%        XXX     XXX     XXX
                                                                        ------
                                                                           XXX

EQUIPMENT
Micro-titer plate washer, XXXX; water baths, XXXX; Microcentrifuge, XXXX; Pulsed power supply, XXXX; Controlled environment shaker XXXX; Gel electophoresis system XXXX; Purchase of HPLC system for peptide
fractionation, XXXX                                                        XXXX

SUPPLIES
XXXXXXXXXXXXXXXX
XXXXXXXXXXX and supplies
XXXXXXXXXXX and supplies
General chemicals and biochemicals
Plasticware, glassware and disposable                                      XXXX

TRAVEL
Investigators to acedemic scientific meetings                              XXXX

DISCRETIONARY BUDGET(64 series, separate account)
To sponsor research seminars, conferences, meals, travel and entertainment expenses for visiting scientists, seminar speakers
and visitors to the University on Ostex-related business                   XXXX

OTHER
XXXXXXXXXXXX
XXXXXXXXXXXX. Shared
Costs of service contracts on major equipment, equipment
repairs and replacement, photographic services, publication
costs, computer charges, copying, postage, courier services
and telephone charges.                                                     XXXX
                                                                          ------
                                                           Total Direct    XXXX
                  (XX of modified total direct costs)    UW indirect costs XXXX
                                                                        --------
                                                           XXX Total       XXXX

                                BUDGET FOR ENTIRE PROPOSED PROJECT-PERIOD

                                                     XXXX     XXXX      XXXX
                                                     XXXX     XXXX      XXXX
                                                     XXXX     XXXX      XXXX
                                                     XXXX     XXXX      XXXX
                                                   --------   -----   ---------
Salaries (+fringe benefits)                          XXXX     XXXX      XXXX
Equipment                                            XXXX     XXXX      XXXX
Supplies                                             XXXX     XXXX      XXXX
Travel                                               XXXX     XXXX      XXXX
Discretionary                                        XXXX     XXXX      XXXX
Other                                                XXXX     XXXX      XXXX
                                                   --------  ------   ---------
Total direct costs                                   XXXX     XXXX      XXXX
UW indirect costs                                    XXXX     XXXX      XXXX
 (XX of MTDC)                                     ---------  ------    ---------
           Total                                     XXXX     XXXX      XXXX

BUDGET JUSTIFICATION

The principal investigator, David Eyre, Ph.D., will direct the work scientifically. Lynne Atley, who spent 6 months with us in 1994 as a visiting scholar, will complete her Ph.D. requirements in Melbourne (University of Melbourne) by April 1996 and join us as a post-doctoral fellow. She trained under Drs. John Wark and Peter Ebeling with her thesis research on bone turnover markers, and is keen to expand her knowledge of collagen biochemistry and work on novel markers of skeletal metabolism. Working 100% on this project, her efforts will focus on XXXXXXXXXXXXXXXXXXXXXas well as the application of the new collagen-based markers (types II and III) in clinical XXXXXXX. Michael Harkey, Ph.D. is a molecular biologist studying the XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX. MaryAnn Weis, B.S. the laboratory's chief technician and research manager, runs the gas-phase protein sequencer (a core resource for all the scientific aims) and also has taken over project duties on O-CSF from Patricia Woods, B.S., who left the laboratory in December 1995. Ping Shao, B.S., has worked full time on the project for over four years. She has considerable experience in XXXXXXXXXXXXX and in the running of immunoassays, including responsibility for all NTx assays that we run in collaboration with outside investigators. Her responsibility going forward will be the XXXXXXXXXXXXXXXX. Kristin Vosberg, B.S., has worked full time on the project for over two years. Her experience is in preparing antisera, running immunoassays including Western blots and in the preparation and analysis of XXXXXXXXX. Her responsibility going forward will be the development and XXXXXXXXXXXX. Layne Norland, D.V.M., is studying for a Masters degree in the Dept. of Comparative Medicine. His research project is a collaboration with our laboratory, to investigate whether XXXXXXXXXXXXXXXXX.

A. SPECIFIC AIMS

The primary focus of this project will continue to be...

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B. PROGRESS REPORT

The aims for the last three years in summary were to:

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PROGRESS

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C.  RESEARCH PLAN

The scientific strategy is to ...

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D.   PUBLICATIONS

The following papers and abstracts of meeting presentations from the Orthopedic Research Laboratories have resulted from or are related to this project.

Articles

1. Niyibizi C, Bonadio J, Byers PH, Eyre DR. Incorporation of type I collagen molecules that contain a mutant a2(l) chain (Gly580-greater than Asp) into bone matrix in a lethal case of osteogenesis imperfecta. J ' Bioi.
Chem. 267:23108-23112,1992.
2. Bogaert R, Tiller GE, Weis MA, Gruber HE, Rimoin DL, Cohn DH, Eyre DR. Substitution of glutamate for glycine 853 of the triple helical domain of type 11 collagen produces hypochondrogenesis. J. Biol. Chem. 267:22522-22526, 1992.
3. Harris ST, Gertz BJ, Eyre DR, Genant HK, Chesnut CH Ill. The effect of short-term treatment with alendronate upon vertebral density and biochemical markers of bone remodeling. J. Clin. Endocrinol. Meth. 76:1399-1407, 1993.
4. Ezzat S, Melmed S, Endrew D, Eyre DR, Singer FR. Biochemical assessment of bone formation and resorption in acromegaly. J. Clin. Endocrinol. Metab. 76:1452- 1457, 1993.
5. Bolien AM, Eyre DR. Direct extraction of gelatinases from rat bone. Connect. Tiss. Res. 29:223-230, 1993.
6. Gerstenfeld LC, Riva A, Hodgens K, Eyre DR, Landis WJ. Post-translational control of collagen fibrillogenesis in a mineralizing chick osteoblast culture system. Bone Miner. Res. 8:1031-1043, 1993.
7. Gertz BJ, Shao P, Hanson DA, Quan H, Harris ST, Genant HK, Chesnut CH 111, Eyre DR. Monitoring bone resorption in early postmenopausal women by an immunoassay for cross-linked collagen peptides in urine. J. Bone Miner Res. 9:135- 142, 1994.
8. Eyre, DR. New Molecular Markers of Bone Metabolism. Ther. Res. 15:1 00-1 1 1, 1994.
9. Bollen A-M, Eyre DR. Bone resorption rates in children monitored by the urinary assay of collagen type I cross-linked peptides. Bone 15:31-34, 1994.
10. Bell NH, Hollis BW, Shary J, Eyre DR, Eastell R, Colwell A, Russell GRG. Diclofenac sodium is as effective as premarin in inhibiting bone resorption in postmenopausal women. Am. J. Med. 96:349-353, 1994.
11. Brenner RE, Vetter U, Bollen A-M, Mike M, Eyre DR. Bone resorption assessed by immunoassay of urinary cross-linked collagen peptides in patients with osteogenesis imperfecta. J. Bone Miner. Res. 9:933-937, 1994.
12. Blumsohn A, Herrington K, Hannon RA, Shao P, Eyre DR, Eastell R. The effect of calcium supplementation on the circadian rhythm of bone collagen degradation.
J. Clin. Endocrinol. Metab. 79:730-735, 1994.
13. Niyibizi C, Eyre DR. Structural characteristics of cross-linking sites in type V collagen of bone: Chain specificity's and heterotypic links to type I collagen. Eur. J. Biochem. 224:934-950, 1994.
14. Bogaert R, Wilkin D, Wilcox WR, Lachman R, Rimoin D, Cohn DH, Eyre DR. Expression in cartilage of a 7-amino acid deletion in type 11 collagen from two unrelated individuals with Kniest dysplasia. Am. J. Hum. Genet. 55:1128-1136, 1994.
15. Bockman RS, Wilhelm F, Siris E, Singer F, Chausmer A, Sitton R, Kotier J, Bosco BJ, Eyre DR, Levenson D. A multicenter trial of low-dose gallium nitrate in patients with advanced Paget's disease of bone. J. Clin. Endocrincl. Metab-80:595-602, 1995.

16. Eyre DR, Wu J-J. Collagen structure and cartilage matrix integrity. J. Rheumatol. 22(Suppl. 43):82-85, 1995.
17. Eyre DR. The specificity of collagen cross-links as markers of bone and connective tissue degradation. Acta Orthop. Scand. 66(Suppi. 266):166-170, 1995.
18. Key Jr. LL, Rodriguez RM, Willi SM, Wright NM, Hatcher HC, Eyre DR, Cure JK, Griffin PP, Ries WL. Long term treatment of osteopetrosis with recombinant human interferon gamma: An 18 month clinical trial. N. Engl. J. Med. 332(24):1594-1599, 1995.
19. Wu J-J, Eyre DR. Structural analysis of cross-linking domains in cartilage type Xi collagen: Insights on polymeric assembly. J. Biol. Chem. 270(32):18865-18870, 1995.
20. Tiller GE, Polumbo PA, Weis MA, Lachman RS, Cohn DH, Rimoin DL, Eyre DR. Dominant mutations in the type 11 collagen gene (COL2Al) produce spondyloepimetaphyseal dysplasia (SEMD), Strudwick type. Nature Genet. 11(l):87-89, 1995.
21. Steinmann B, Eyre DR, Shao P. Urinary pyridincline cross-links in Ehlers-Danlos Syndrome type VI. Am. J. Hum. Genet. 1995; 57:1505-1508.
22. Bolien A-M, Martin MD, Leroux BG, Eyre DR. Circadian variation in urinary excretion of bone collagen cross-links. J. Bone Miner. Res. 1995; 10(12):1885-1890.
23. Diab M, Wu J-J, Eyre DR. Collagen type IX from human cartilage: A structural profile of intermolecular cross-linking sites. Biochem. J. 3 14:327-332, 1996.

Abstracts

1 . Diab M, Shapiro F, Eyre DR. Abnormality of type IX collagen in diastrophic dysplasia. Trans. Ortho. Res. Cos. (San Francisco (1 8)S 1): 1 20, 1993.
2. Caulfield MP, Morgan C, Carlton E, Brickman AS, Clemens JD, Eyre DR, Pandian MR. Comparison of an immunoassay for cross-linked N-telopeptide of bone collagen with HPLC detection of pyridinolines. The Endocrine Society, 1993.
3. Dickson IR, Arora MK, Coombes RC, Shao P, Eyre D. Pyridinolines and cross-linked type 1 collagen N-telopeptides as markers of bone metastases in breast cancer. J. Bone Miner. Res. 8(Sl):S288, 1993.
4. Lee MY, Woods PE, Lottsfeldt JL, Ramesh N, Osborne WRA, Eyre DR. Isolation and molecular characterization of a murine osteoclast colony stimulating factor (0- CSF). J. Bone Miner. Res. 8(Sl):Sl44, 1993.
5. Blumsohn A, Al-Dehaimi AW, Herrington K, Shao P, Eyre DR, Eastell R. Effect of timing of calcium supplementation on the circadian rhythm of bone collagen degradation. J. Bone Miner. Res. 8(Sl):Sl58, 1993.
6. Rodriguez RR, Ries WL, Eyre DR, Key LL. Type I collagen cross-linked N-telopeptide excretion by osteopetrotic patients during interferon gamma therapy:
A correlation with bone biochemical and densitometric markers. J. Bone Miner. Res. 8(Sl):S291, 1993.
7. Ebeling PR, Atley LM, Eyre DR, Guthrie J, Dennerstein L, Wark JD. Sensitivity of type I collagen N-telopeptide cross-links in detecting early menopausal changes in bone tumover. Proc. ANZ Bone Miner. Soc. A2, 1993.

8. Ebeling PR, Atley LM, Eyre DR, Shao P, Guthrie J, Dennerstein L, Wark JD. Sensitivity of collagen N-telopeptide cross-links and osteocalcin in detecting early menopausal changes in bone tumover. Abstract presented at the 4th lntemational symposoium on Osteoporosis in Hong Kong, March 1993.
9. Fiedelius C, Eyre DR, Christiansen C. Urinary type I collagen cross-linked N-telopetides: A new marker for bone resorption. Poster presented at the 4th International Symposium on Osteoporosis in Hong Kong, March 1993.
10. Eyre DR, Bogaert R, Diab M, Hanson D, Knigge P, Niyibizi C, Weis MA, Wu ii. Studies on the molecular structure of collagen heteropolymers in bone and cartilage. Presented at the 5th International Conference on Osteogenesis Imperfecta, September 27-30, 1993, Oxford, England.
11. Kanthawatana S, Eyre DR, Hendeles L. The effect of short course of oral prednisone on a biochemical marker of bone resorption. Xllth Intemational Congress of Pharmacology. Montr6al, Qu6bec, July 1994.
12. Apone S, Fevold K, Lee M, Eyre D. A rapid method for quantifying osteoclast activity in vitro. J. Bone Miner. Res. 9(Sl):Al2O, p. S178, 1994.
13. Clemens JD, Herrick- M, Singer FR, Rosen HN, Shao P, Eyre DR. Cross-linked N- telopeptides of type I collagen in human serum as a biochemical marker of bone resorption. J. Bone Miner. Res. 9(Sl):A5-72, p. S228, 1994.
14.  Prior JC,  Eyre Dr,  Ebeling  PR,  Wark,  JD.  Trabecular  bone loss  after premenopausal oophorectomy is not prevented by con'ugated estrogen or medroxyprogesterone--a double-blind, randomized 1-year study. J. Bone Miner. Res. 9(Sl):C294, p. S394, 1994.
15. Key LL, Rodriguez RM, Hatcher H, Eyre DR, Ries WL. Long term treatment of osteopetrotic patients with interferon gamma. J. Bone Miner. Res. 9(Sl):72, p. S138, 1994.
16. Sowers M-F, Eyre, D, Hollis, BW. Changes in bone tumover markers and bone density with lactation. J. Bone Miner. Res. g(Sl):A512, p. S2p7, 1994.
17. Jackson G, Hollis BW, Eyre DR, Baylink DJ, Bell NH. Effects of race and calcium intake on bone markers and calcium metabolism in young adult men. J. Bone Miner. Res. 9(S 1):Al 78, p. S 1 85, 1994.
18. Ebeling PR, Eyre DR, Gurthrie J, Dennerstein L, Wark JDF. Prediction of early menopausal bone loss by biochemical markers of bone turnover. Amer. Soc. Bone Miner. Res., Kansas City, MO, September 1994.
19. Wu JJ, Murray J, Eyre DR. Evidence foi copolymeric cross-linking between types 11 and Ill collagens in human articular cartilage. ORS, Atlanta, 1996.
20. lchimura S, Wu JJ, Eyre DR. A sensitive method for collagen type IX peptide-mapping in human cartilage. ORS, Atlanta, 1996.
21. Wang C, Eyre DR, Clark R, Kleinberg D, lranmanesh A, Dudley RE, Berman N, Swerdloff RS. Sublingual testosterone replacement decreases bone resorption and increase bone formation markers in hypogonadal men. Int. Congress of Endocrinol., 1996.

                University of Washington Hazardous Materials Use

                             Complete and Return to

                      Environmental Health and Safety GS-05

A.  Principal Investigator:         David R. Eyre. Ph.D.
B.  Department:            Orthopaedics

C.  Building:              Health Sciences           Room #:           BB1052
D.  Phone No.:             543-4700

E.  Mail Stop:             Box 356500

F. Co-investigator(s)      _________________________ ______________________

                           ========================= ======================
G  Title of Project or Proposal.
Molecular Markers of Connective Tissue Degradation

                                                                                        Yes      No
1.  Will Hazardous Materials be used or stored in your laboratory?                      x
2.  Have you and your employees received Hazard Communication training?                 x
3.  Will your research include the use of substances of high acute toxicity,            x
reproductive toxins, carcinogens, mutagens, or teratogens?
4.  Is there a chemical inventory available for your laboratory?                                 x
5.  Do you have access to a computer that is in or near your laboratory for the
purpose of accessing networked safety information?                                      x
6.  Are you familiar with the UW's Hazardous Waste Disposal Guidelines?                 x
7.  Doe your laboratory contain the following?

         A.       X        FIRE EXTINGUISHERS?
         B.       X        FLAMMABLE LIQUID STORAGE CABINETS?
         C.       X        BIOLOGICAL SAFETY CABINETS?
         D.       X        FUME HOODS (ANY TYPE)?
         E.       _        RESPIRATORS AND REPLACEMENT CARTRIDGES?
         F.       X        PROTECTIVE GLOVES (LATEX, NITRILE, VINYL, ETC.)?
         G.       X        COMPRESSED GASES?

         H.       X        EYE WASHES?

         I.       X        EMERGENCY SHOWER WITHIN 100 FT. OF THE LAB?
         J.       X        ROOM WINDOWS THAT OPEN?

8. Please list on the back of this form any special hazards or precautions associated with the use of chemicals in your research?

               University of Washington Biohazard Activity Review

                             Complete and Return to

                    Environmental Heath and Safety Box 354400

A.  Principal Investigator:         David R. Eyre. Ph.D.
B.  Department:            Orthopaedics

C.  Building:              Health Sciences   LAB Room #:   BB1052, 1054, 1032
D.  Phone No.:             543-4700
E.  Box:                   356500                  E-Mail:  ntx@u.washington.edu
F. Co-investigator(s)      _________________________ ______________________

                           ========================= ======================
G  Title of Project or Proposal.
Molecular Markers of Connective Tissue Degradation

__ Check here if project is non-competitive renewal and skip to Section M

                                                                     Yes      No

H.  Is your lab engaged in the following areas of biohazard activity?

1.  Activities involving non-human primates, including blood, tissues and/or
body fluids from non-human primates.                                 __       x

2.  Activities involving other animals or animal blood and tissues:

         Animal Type: XXXXXX

         a.       Commercially raised laboratory animals.         x        __
         b.       Feral (wild caught) animals.                    __       x

3.   Activities involving human blood, tissues, body fluids and excreta.
         a.       Have all personnel received Hepatitis B vaccinations?

                  (See UW Exposure Control Plan or call 543-7278 for

                  more information.)                                x        __
         b.       Does the laboratory have an exposure control plan?
                  (if yes,  answer  Section  I. below.)             x        __

4.   Activities involving contact with cultures or specimens which may contain
microorganisms (including viruses). Culture Type:  ___________      __       x

5. Activities involving recombinant DNA. (All projects involving recombinant DNA must be registered with the UW Recombinant DNA Committee, regardless of  containment level.  See Section III., pages 2-5 of the
"University
Biohazard Safety Manual" or call EH&S at 543-7278 regarding non-competitive
grant renewals.)                                                     __       x

I.  Does your laboratory exposure control plan cover:
         1.       Procedures on use of personal protective equipment and

                  clothing?                                          x        __
         2.       Procedures for handling hypodermic needles, glass, pipettes
                  and biological wastes?                             x        __
         3.       Immunization and medical surveillance program(s)?  x        __
         4.       Personnel training?                                x        __

If the answer to any or part of section H. is "Yes" , please complete the next page.

University of Washington
Biohazard Activity Review

Page 2 of  2

                                                                       Another

J.  Does this project require the use of?                   In Lab*    Location
         1.       Laminar flow biological safety cabinets.   x             __
         2.       Centrifuge                                 x             __
         3.       Autoclave                                  x             __
         4.       Sonication Equipment                       x             __

*equipment located in rooms listed on first page.

K.  Submit the following with this form.

         1 .      A copy of the GC-1 form.

         2. An assessment of the possible risks from biohazards and a brief summary of the biosafety precautions followed.

         3.       Any comments received from departmental review of the project.

         4. A summary of the proposed project written in lay terms and/or a copy of the application being submitted for grant support

L. If Class III agents* are involved submit the following additional information with this form:

         1. A resume of the training and experience of each person who will participate in the project

         2. A description of laboratory facilities available including containment equipment such as biological safety cabinets, etc. Include a statement by Environmental Heath and Safety assessing the adequacy of containment facilities.

         +        Consult UW Biosafety Manual for classification of agents.

Note: Work with Class IV agents will not be approved at the University of Washington as appropriate facilities are not available.

M. If this is a non-competitive renewal of funded grant and there are no significant changes in the project from the original submittal, submit the following:

a.       A copy of the new GC-1 form.

b.       a brief summary of the new year's proposed activity.

                          For more information contact

                      EH&S Biosafety Specialist at 543-7278

Form HS SR-1 trev
BOX FOR COMMITTEE USE ONLY

                                                       MASTER        ___
                                                       COMMITTEE     ___
                                                       REVIEWER      ___
                                                       INVESTIGATOR   X

25-763-E
APPLICATION NUMBER


UNIVERSITY OF WASHINGTON
HUMAN SUBJECTS DIVISION BOX 355752

STATUS REPORT:  Application no. 24-112-E
__      DO NOT RENEW.  Complete items 1-6 of Status Report and return form.
XX      RENEW WITH MINOR OR NO CHANGES.  Complete items 1-10 of Status Report;
--      submit one original plus three (3) copies of this form.
        RENEW WITH CHANGES IN PROCEDURES, POPULATION, OR PURPOSE: Complete and submit nine (9) copies of a new HSRC application (UW 13-11) and this Status Report (items 1-10).

Investigator's name, position, division and department, mail stop and telephone number:
David R. Eyre, Ph.D., Professor, Dept. of Orthopaedics, Box 356500, 543-4700 Title of Human Subjects Application:
Connective Tissue Research   XXXXXXXXXXXXXXXXXXXXXXXXXXXX
Brief summary of findings to date (add sheets if necessary):
SEE ATTACHED
4.      Number and types of adverse events. complaints, and withdrawals and how they were handled (add sheets if necessary):
        NONE.
5. No. of subjects enrolled in study to date:
   XX Normals/Controls XX Patients/Cases
6. No. of subjects added during past year of approval:
   XX Normals/Controls XX Patients/Cases
7. No. of subjects continuing participation:  N/A See attached.
   XX Normals/Controls XX Patients/Cases
8. How many new subjects will join the study over the next year?
   XX Normals/Controls XX Patients/Cases
9. Do you propose any minor changes in this study or consent form?
   X  No.  ___  Yes.  If yes, describe (add sheets if necessary).
   Submit 4 copies of revised consent form and other materials, if appropriate.
10. Provide information for all funding, awarded or proposed for this activity (add sheets if necessary).
Type:  XX research grant, __ contract, __ fellowship, __training grant,
       __ other, explain:
Name of principal investigator:  David R. Eyre, Ph.D.
Name of agency:  SEE ATTACHED.          Agency's no. (if assigned):
Title of proposal:  SEE ATTACHED                SEE ATTACHED
Inclusive dates:  from SEE ATTACHED, through ________________
Submitted through Grant and Contract Services? __ No  XX Yes  __ VAMC  __Other:
HSRC Chair's signature: ____________________ Date June 08, 1995 Approve XX Disapprove __
Subject to the following conditions:


Period of approval is one year, from 06-08-95 through 06-07-96.
* VALID ONLY AS LONG AS APPROVED PROCEDURES ARE FOLLOWED *

 Washington, Comparative Medic                                 01/30/1996
- Protocol Description
Eyre, David R.                  BOX 356500

PROTOCOL:  2547-03                                   Last Update:  01/30/1996
Immunoassay Assessment of Type I and Type II Collagen Degradation in the
Received:  11/15/1995   Approved:  11/16/1995   Sig. Chg.:  01/25/1996
   Expires:  11/15/1996 Vet Appr.:  01/25/1996
Funding sources:  Ostex International

PI:  Eyre, David R.           Mail:  BOX 356500   S/D:  / Orthopaedics
Contacts:                     Function                Phone           Emergency
  Norlund, Layne              C                       543-0474/       685-8932

Species:  11    XXXXXXXXXXX             Strain:  XXXXXXX
Vivarium:  01                   Lab Room:  01 G609,D604         Oper. Room:
                     1  2       3       4       Total
Approved:            X  X       X       X       XXX
Ordered:        XXX     X       X       X       XXX
Adjusted:          XX   X       X       X          XX
Remaining:         XX   X       X       X          XX

        Y-Drug administration   Y-Blood sampling                Y-Euthanasia
        Y-Collection of tissue          Y-Withhold meds

NO CONDITIONS

Protocol Summary:
        21.  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX